UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

QLT Inc.
 (Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C. Canada,	V5T 4T5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 18, 2010, the Board of Directors of QLT Inc. (the “Company”) appointed Joseph L. Turner to its Board of Directors and Audit and Risk Committee. Mr. Turner’s appointment brings the number of directors on the Board of Directors to eight. There is no arrangement or understanding between Mr. Turner and any other person pursuant to which Mr. Turner was elected as a director of the Company. There are no transactions in which Mr. Turner has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Turner will be eligible to receive cash and equity-based compensation for his service on the Board of Directors and Audit and Risk Committee. Mr. Turner’s cash compensation will be comprised of an annual $30,000 Board retainer fee and an annual $5,000 fee for his membership on the Audit and Risk Committee, plus $1,500 for each Board of Directors or Audit and Risk Committee meeting attended by phone and $3,000 for each Board of Directors or Audit and Risk Committee meeting attended in person. Mr. Turner is also eligible to receive a $3,000 fee for out-of-town travel, or a $1,500 fee in the event no travel is involved, to perform Board or Committee business at the specific request of management, the Board of Directors or the Audit and Risk Committee. Pursuant to the Company’s Deferred Share Unit Plan, and assuming his election at the Annual Meeting of the shareholders, following such election, Mr. Turner will receive all or part of his equity compensation in the form of Deferred Share Units (“DSUs”), which have a value equal to the closing price of the Company’s common shares on the TSX on the trading day immediately prior to the Board approval of the grant. The DSUs will vest monthly over 36 months from the date of grant. Mr. Turner will also be eligible to receive stock options under, and subject to the restrictions set forth in, the QLT 2000 Incentive Stock Option Plan.

A copy of the press release announcing Mr. Turner’s appointment is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number	Description

99.1	Press Release dated February 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.

Date: February 22, 2010

By: /s/ Cameron Nelson
Name: Cameron Nelson
Title: Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 22, 2010.